UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003

                             UNITED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

         0-28080                                           81-0507591
(Commission File Number)                       (IRS Employer Identification No.)


                     P. O. BOX 2779, 120 FIRST AVENUE NORTH,
                           GREAT FALLS, MONTANA 59403
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (406) 727-6106


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:


          Exhibit 99.1 Press Release of United Financial Corp. dated July 24, 2003, reporting financial results for the second quarter of 2003


ITEM 9. REGULATION FD DISCLOSURE

        On July 24, 2003, United Financial Corp. (the "Company") announced its financial results for the second quarter ended June 30, 2003. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        Note to readers: Please see the attached press release for definitions of certain terms.

FORWARD LOOKING STATEMENTS WARNING

        When used in this Form 8-K, the words or phrases "will likely result in", "are expected to", "will continue", "is anticipated", "estimate", "could", "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected including general economic conditions, business conditions in the banking industry, the regulatory environment, new legislation, employee retention factors, rapidly changing technology and evolving banking industry standards, competitive standards, competitive factors including increased competition among financial institutions and fluctuating interest rate environments. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Readers should also carefully review the risk factors described in the Company's most recent quarterly report on Form 10-Q for the period ending March 31, 2003, its Annual Report on Form 10-K for the period ending December 31, 2002 and other documents the Company files from time to time with the Securities and Exchange Commission.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

         The information set forth under Item 9 is also intended to be furnished under this Item in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES
        Pursuant to the requirements of the Securities and Exchange Act of 1934, United Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   UNITED FINANCIAL CORP.

DATE: July 30, 2003                                By: /s/ Paula J. Delaney
                                                   -----------------------------
                                                   Paula J. Delaney
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


 EXHIBIT NO.                          DESCRIPTION

Exhibit 99.1 Press Release of United Financial Corp. dated July 24, 2003, reporting financial results for the second quarter of 2003




























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